EXHIBIT 99.1

February 5, 2004

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Zhone Technologies, Inc.’s Form 8-K/A dated February 6, 2004 and have the following comments:

1.	We agree with the statements made in the first sentence of paragraph 1 and all of paragraphs 2, 3 and 4.

2.	We have no basis on which to agree or disagree with the statements made in sentences 2 and 3 of paragraph 1 and all of paragraph 5.

Yours truly,

/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP

Parsippany, New Jersey